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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 2008
                                                        ------------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                 0-50801              84-1655232
        -------------                 -------              ----------
(State or other jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)      File Number)        Identification No.)


803 Main Street, Willimantic, Connecticut                  06226
-----------------------------------------                  -----
(Address of principal executive offices)                   (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.06       MATERIAL IMPAIRMENTS.
                --------------------

         On September 7, 2008, the U.S. Treasury announced a plan to place the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") under conservatorship under the authority of the Federal Housing Finance Agency. The actions of the U.S. Government adversely impacted the value of the perpetual preferred stock of Fannie Mae and Freddie Mac.

         At June 30, 2008, the carrying value of the security holdings in Fannie Mae and Freddie Mac preferred stock by SI Financial Group, Inc. (the "Company") totaled $1.5 million, with unrealized holding losses of $61,000. The fair market value of these securities has declined significantly from June 30, 2008. As a result, on September 17, 2008, the Company determined it expects to record a non-cash other-than-temporary impairment charge of approximately $1.5 million (pre-tax) in the quarter ending September 30, 2008 related to its investment in the perpetual preferred securities of Fannie Mae and Freddie Mac. The Company will continue to evaluate its investment portfolio and will make a final determination of the impairment during the preparation of its financial statements for the quarter ending September 30, 2008. At this time, the Company does not expect to record the maximum deferred income tax benefit associated with the other-than-temporary impairment loss. Savings Institute Bank and Trust Company, the wholly-owned subsidiary of the Company, anticipates that it will continue to exceed all capital levels necessary to remain "well-capitalized" under regulatory guidelines.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SI FINANCIAL GROUP, INC.


Date: September 18, 2008                   By: /s/ Brian Hull
                                               ---------------------------------
                                               Brian Hull
                                               Executive Vice President, Chief
                                                 Financial Officer and Treasurer